SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 1)


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)             September 30, 1999


                            HEMAGEN DIAGNOSTICS, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                   1-11700                   04-2869857
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(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)              Identification No.)

34-40 Bear Hill Road, Waltham, Massachusetts                    02451
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   (Address of principal executive offices)                   Zip Code


Registrant's telephone number, including area code  (781) 890-3766


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         (Former name or former address, if changed since last report.)

This report is filed solely to amend the last paragraph of Item 1 of the Form 8-K filed on October 7, 1999 as follows.

Item 1.  Changes in Control of Registrant.

         Together with Common Stock and Common Stock Purchase Warrants owned prior to September 30, 1999, these transactions, treating the options as exercisable, result in the Redwood Nominees beneficially owning approximately 29.14% of Hemagen's outstanding Common Stock on a fully-diluted basis. The sellers of the stock named above may be deemed to have been in control of Hemagen prior to the transaction of September 30, 1999 which changed control of Hemagen to the Redwood Nominees.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HEMAGEN DIAGNOSTICS, INC..



Date:  October 13, 1999                   By:   /s/ Jerry L. Ruyan
                                             -----------------------------------
                                                    Jerry L. Ruyan
                                                    Chief Executive Officer